UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

_______________________

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: December 23, 2011

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9494 (Commission File Number)	13-3228013 (I.R.S. Employer Identification No.)

727 Fifth Avenue, New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On December 21, 2011, Registrant entered into a three year revolving bank credit agreement and a five year  revolving bank credit agreement with The Bank of New York Mellon, as Administrative Agent, ABN AMRO Bank N.V. and Standard Chartered Bank, as Co-Syndication Agents, and JPMorgan Chase Bank, N.A. and Mizuho Corporate Bank (USA), as Co-Documentation Agents, consisting of basic commitments in an aggregate amount for each credit facility up to $200 million (increasable up to $275 million), (the “New Credit Agreements”).  The New Credit Agreements replace Registrant’s existing $400 million revolving credit facility.

The New Credit Agreements will be available for working capital and other corporate purposes. The agreements contain affirmative and negative covenants usual and customary for facilities of this size and purpose. The New Credit Agreements mature, respectively, in 2014 and 2016.  Participating lenders include The Bank of New York Mellon, ABN AMRO Bank N.V., Standard Chartered Bank, JPMorgan Chase Bank, N.A., Mizuho Corporate Bank (USA), Bank of America, N.A., Bank of America, N.A., Canada Branch, HSBC Bank USA, N.A., U.S. Bank National Association, and Wells Fargo Bank, N.A.

Item 9.01                      Financial Statements and Exhibits.

(c)	Exhibits

10.146
Three Year Credit Agreement dated as of December 21, 2011 by and among Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc. and each other Subsidiary of Registrant that is a Borrower and is a signatory thereto and The Bank of New York Mellon, as Administrative Agent, and various lenders party thereto.

10.147
Guaranty Agreement dated as of December 21, 2011, with respect to the Three Year Credit Agreement (see Exhibit 10.146 above) by and among Registrant, Tiffany and Company, Tiffany & Co. International, and Tiffany & Co. Japan Inc. and The Bank of New York Mellon, as Administrative Agent.

10.164
Five Year Credit Agreement dated as of December 21, 2011 by and among Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc. and each other Subsidiary of Registrant that is a Borrower and is a signatory thereto and The Bank of New York Mellon, as Administrative Agent, and various lenders party thereto.

10.165
Guaranty Agreement dated as of December 21, 2011, with respect to the Five Year Credit Agreement (see Exhibit 10.164 above) by and among Registrant, Tiffany and Company, Tiffany & Co. International, and Tiffany & Co. Japan Inc. and The Bank of New York Mellon, as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.

BY:	/s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, General Counsel
and Secretary

Date:  December 23, 2011

EXHIBIT INDEX

Exhibit No.                      Description

10.146
Three Year Credit Agreement dated as of December 21, 2011 by and among Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc. and each other Subsidiary of Registrant that is a Borrower and is a signatory thereto and The Bank of New York Mellon, as Administrative Agent, and various lenders party thereto.

10.147
Guaranty Agreement dated as of December 21, 2011, with respect to the Three Year Credit Agreement (see Exhibit 10.146 above) by and among Registrant, Tiffany and Company, Tiffany & Co. International, and Tiffany & Co. Japan Inc. and The Bank of New York Mellon, as Administrative Agent.

10.164
Five Year Credit Agreement dated as of December 21, 2011 by and among Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc. and each other Subsidiary of Registrant that is a Borrower and is a signatory thereto and The Bank of New York Mellon, as Administrative Agent, and various lenders party thereto.

10.165
Guaranty Agreement dated as of December 21, 2011, with respect to the Five Year Credit Agreement (see Exhibit 10.164 above) by and among Registrant, Tiffany and Company, Tiffany & Co. International, and Tiffany & Co. Japan Inc. and The Bank of New York Mellon, as Administrative Agent.